UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 29, 2004


                          MoneyGram International, Inc.
             (Exact name of registrant as specified in its charter)



       Delaware                      001-31950                  16-1690064
       --------                      ---------                  ----------
    (State or other                 (Commission                (IRS Employer
    jurisdiction of                 File Number)               Identification
    incorporation)                                                Number)



        1550 Utica Avenue South, Minneapolis, Minnesota          55416
        ----------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)


                                 (952) 591-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 12.   Results of Operations and Financial Condition
           ---------------------------------------------

On July 29, 2004, MoneyGram International, Inc. issued a press release reporting financial results for its second quarter ended June 30, 2004, a copy of which is furnished herewith as Exhibit 99.1.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MONEYGRAM INTERNATIONAL, INC.


                                         By: /s/ Philip W. Milne
                                             -----------------------------------
                                             Name: Philip W. Milne
                                             Title: President & Chief Executive
                                                    Officer

Date: July 29, 2004

                                  EXHIBIT INDEX


Exhibit No.        Description of Document
-----------        -----------------------

    99.1           Press Release dated July 29, 2004.